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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 22, 2004

                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)

          Illinois                       0-1349                04-1864170
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(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)        Identification No.)

      225 Windsor Drive, Itasca, IL                      60143
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (630) 875-5300

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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 MATERIAL DEFINITIVE AGREEMENTS

On November 22, 2004, the Company entered into an amendment to its U.S. credit facility providing a security interest in certain assets to Fleet National Bank and LaSalle Bank N.A.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Enesco Group, Inc.
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                                                         (Registrant)

Date November 24, 2004                    By: /s/ Cynthia Passmore-McLaughlin
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                                              Cynthia Passmore-McLaughlin,
                                              President

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                                  Exhibit Index

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Exhibit 10.1      Fourth Amendment to Second Amended and Restated Revolving
                  Credit Agreement between Enesco Group, Inc. and Fleet National Bank.

Exhibit 10.2 Mortgage, Assignment of Leases and Rents and Security Agreement between Enesco Group, Inc. and Fleet National Bank
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